December 31, 2007



Volumetric Fund, Inc.
A No-Load Mutual Fund





Annual Report 2007





                       Volumetric Fund
                           [Logo]













To Our Shareholders:

	Volumetric Fund's net asset value (NAV) advanced 3.1% in 2007. This included a
1.1% loss in the fourth quarter. The Fund closed out the year at $18.10, up from our opening NAV of $17.55 on January 2, 2007. The Volumetric Index,
indicating the value of a hypothetical investment of $10,000 in the Fund since our inception on January 1, 1979, ended the year at $193,237, a new record for a year end. Our average annual total return over the past 29 years has been
10.75%, as compared to that of the Standard & Poor 500 Index which had a 9.86%
return during the same period.

         Since our proprietary 'Volume and Range' portfolio management system was introduced over seven years ago, on September 1, 2000, we moved up nearly 44% andsubstantially have outperformed the major market indices. Although we have not matched the major indices in 2007, we have outperformed the market five out of the past seven years.


                            Year 2007     Forth Quarter  Change since 9/1/2000*

  Volumetric Fund                3.1%          - 1.1%            43.9%
  Standard & Poor 500 Index      3.5           - 3.8            - 3.5
  Dow-Jones Industrials          6.4           - 4.5             18.0
  NASDAQ Composite Index         9.8%          - 1.8            -37.4
   *Introduction of 'Volume and Range' system.


FOURTH QUARTER PORTFOLIO CHANGES

         As mentioned above, the Fund's NAV declined 1.1% during the fourth quarter of 2007. As of December 31, Volumetric's net assets reached $24.6 million, a year end record. Our cash position is 12.7%. The Fund has 71 stocks in its portfolio. Our average stock is up 17.6%. As the table on page 2 indicates, our three top gainers, as of December 31, were: Deere & Co., up 160%, Cypress Semiconductor, up 138% and Thermo Fisher Scientific, up 98%.
Our worst stock was Brunswick, with a 23% loss.

         The following stocks were purchased for our portfolio during the fourth quarter: Acuity Brands, Bristol-Myers, Brunswick, Cabot Oil & Gas, Carnival Cruise Lines, Eastman Chemical, Federal Signal, Kansas City Southern, Manpower, Microsoft, NCR, Pall, Polaris Industries, RPM, Inc., Seagate Technology, Sherwin-Williams, SPDR Financial, Trane, USG, Walmart, Waste Connections, Weyerhaeuser, Wyeth and Zenith National.

	The following stocks were sold during the fourth quarter: Advanced Micro Devices, Affiliated Computers, Alaska Air Group, Alcoa, Applebee's, BJ Services,Cardinal Health, Loew's, Lowe's Companies, Owens-Minor, Parker Hannifin, PerkinElmer, Prudential Financial, Rohm & Haas, Safeco, St. Jude Medical, Snap-on Inc., Starbucks, Tellabs, Wachovia and Worthington Industries, Our best percentage gainers were Parker-Hannifin with a 36.8% gain and Applebee's, which was taken over by IHOP, with a 36.2% net profit.



TOP STOCKS AND INDUSTRY HOLDINGS

          Our top ten stock holdings and our 10 largest industry holdings at December 31, 2006, are listed below. See 'Statement of Net Assets' on page 4 for details.

                         % of Fund's
                           Assets      Unrealized Gain %

Deere & Co.                2.65%          159.5%
Cypress Semiconductor      2.35           138.0
Thermo Fisher Scientific   1.95            97.7
Consolidated Energy        1.86            83.7
Lockheed Martin            1.71            82.0
Murphy Oil                 1.69            71.3
Goodrich                   1.61            58.3
Apache                     1.58            56.0
Honeywell                  1.55            52.5
                        --------

Top Ten Stocks:          18.35%



    10 Largest Industry Holdings
     % of the Fund's Net Assets

Miscellaneous/Diversified   	   8.2%
Electrical/Electronics 	           8.0
Indexes and Sector Funds	   6.8
Oil/Energy	                   6.8
Drugs	                           6.0
Aerospace/Defense	           5.7
Machinery/Tools	                   5.6
Business Services	           4.3
Foods/Beverage	                   3.9
Chemicals	                   3.7
                                 ------
                  Total:          59.0%

DISTRIBUTIONS AND OTHER NEWS

         On December 31, 2007, the Fund declared a long-term capital gain distribution of $0.48 per share to shareholders of record of the same date. Your capital gain distribution was reinvested for you in additional shares, except if you requested the cash option. For each share you owned on December 31, 2007, you received 2.72% additional shares. Please also note that on January 2, 2008, Volumetric Fund's NAV went 'ex-dividend'. On that day, the Fund's new, opening NAV was reduced from $18.10 by the $0.48 distribution to $17.62.

         As indicated in our second quarter report, at the Fund's annual meeting on June 14, 2007, shareholders re-elected all nine nominated directors by at least 99.7% of the votes cast and approved the ratification of the independent auditors, BKD, LLP, by 99.6% of the votes.

         The Board of Directors at their December 6, 2007, meeting approved the renewal of the Investment Advisory Contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor 500 Index and other appropriate indexes in 5 out of the past 7 years; 3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size. Furthermore, as the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.


UPDATE AND OUTLOOK

         The stock market has started 2008 with its worst January since 1990. The benchmark Standard & Poor's 500 Index was down 6.1% for the month, the NASDAQ 9.9%. During the same period, Volumetric declined 5.5%. Fear of a recession, uncertainties about the primaries and extensive short selling were the main culprits. For temporary defensive purposes, we have gradually increased our cash position from 13% to 25%, as of this writing. Since late January, the Fed has started to cut interest rates aggressively and left the door open to further cuts. Consequently, we believe the correction may soon be over. We plan to reduce our cash significantly, as soon as our indicators confirm the turnaround.

         Thank you for your patience and trust. If you are interested in obtaining general information about the Fund please visit our website, www.volumetric.com, and review or download our prospectus. Also, do not hesitate to call us, if you have any questions.

February 5, 2008

			Sincerely,

/s/ Gabriel J. Gibs				/s/ Irene J. Zawitkowski

Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President





THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND, THE STANDARD AND POOR'S 500 INNDEX AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor's 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2007)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735



       Average Annual Total Returns Of Fund(as of 12/31/07)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     +  3.11.%   +10.58%    + 4.71%     +10.75%
S&P 500 Comp Index  +  3.53%    +10.78     + 4.23      + 9.86%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.







                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2007     2006     2005     2004     2003
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year   $19.10   19.38   $21.28   $18.75   $14.37
                                     ------  ------   ------   ------   ------
Income from investment operations:
  Net investment income (loss)        (0.03)  (0.02)   (0.08)   (0.12)   (0.11)
  Net realized and unrealized
     gains (losses) on investments    0.58     1.16     0.45     2.65     4.49
                                     -----    -----    -----    -----    -----
 Total from investment operations     0.55     1.14     0.37     2.53     4.38
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income               0.00    0.00    (0.15)    0.00     0.00
   Net realized gains                 (1.55)  (1.34)   (2.20)    0.00     0.00
                                     ------   ------   ------   ------   -----
-
Total distributions                   (1.55)  (1.34)   (2.35)    0.00     0.00
                                     ------   ------   ------   ------   -----
-
Net asset value, end of year         $18.10  $19.10   $19.30   $21.28   $18.75
                                    =======  =======  ======   ======   ======
Total return                          3.11%   6.34%    1.96%   13.49%   30.48%
                                    =======  =======  ======   ======= =======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)      $24,560 $24,329  $24,194  $23,193  $19,201

Ratio of expenses to average
   net assets                         1.95%   1.94%  1.91%*1    1.94%    1.96%
Ratio of net investment income to
 average net assets                  (0.14%) (0.10) (0.42%)*2 (0.61%)  (0.70%)
Portfolio turnover rate                141%   153%     160%     156%     152%


                   See notes to financial statements

  1) Before waiver:1.94%
  2) Before waiver (0.45)%



 	        VOLUMETRIC FUND, INC.
	       STATEMENT OF NET ASSETS
	          December 31, 2007

COMMON STOCKS: 87.3%
		                               MARKET
SHARES	COMPANY	                               VALUE
	Aerospace/Defense: 5.7%
 5,000	DRS Technologies	              $271,350
 5,600	Goodrich	                       395,416
 4,000	Lockheed Martin	                       421,040
 3,900	Northrop Grumman                       306,696
                                            ----------
		                             1,394,502
                                            ----------
	Building/Construction: 0.9%
 6,400	USG*	                               229,056
                                            ----------
	Business Services: 4.3%
 4,300	Brinks Co.	                       256,882
 3,500	Covance*	                       303,170
 3,600	Manpower	                       204,840
 6,000	Omnicom Group	                       285,180
                                            ----------
		                             1,050,072
                                            ----------
	Chemicals: 3.7%
 5,500	DuPont de Nemours	               242,495
 3,900	Eastman Chemical	               238,251
10,800	RPM, Inc.	                       219,240
 3,700	Sherwin Williams	               214,748
                                            ----------
		                               914,734
                                            ----------
	Coal: 1.9%
 6,400	Consolidated Energy	               457,728
                                            ----------
	Communications: 2.7%
21,000	Brightpoint Inc.*	               322,560
 5,500	Harris Corp. 	                       344,740
                                            ----------
		                               667,300
                                            ----------
	Computers, Software: 3.0%
19,000	BEA Systems*	                       299,820
 8,500	Microsoft	                       302,600
 5,000	NCR	                               125,500
                                            ----------
		                               727,920
                                            ----------
	Drugs: 6.0%
 5,800	Abbott Laboratories	               325,670
 5,000	Barr Pharmaceuticals*	               265,500
 8,500	Bristol-Myers	                       225,420
 3,300	Gilead Sciences*	               151,833
 3,900	Johnson & Johnson	               260,130
 5,400	Wyeth	                               238,626
                                            ----------
		                             1,467,179
                                            ----------
	Educational Services: 1.2%
18,600	Corinthian Colleges*	               286,440
                                            ----------
	Electrical/Electronics: 8.0%
 6,300	Acuity Brands	                       283,500
16,000	Cypress Semiconductor*	               576,480
18,000	EMC Corp.*	                       333,540
19,200	Federal Signal	                       215,424
 9,000	Seagate Technology                     229,500
 7,000	Trane	                               326,970
                                            ----------
		                             1,965,414
                                            ----------
	Engineering: 1.0%
11,500	Tetra Tech*	                       247,250
                                            ----------
	Entertainment/Leisure: 3.1%
 5,600	Carnival Cruise Lines	               249,144
 5,000	Polaris Industries	               238,850
 6,600	Royal Caribbean Cruises	               280,104
                                            ----------
		                               768,098
                                            ----------
	Foods/Beverage: 3.9%
 5,600	Andersons	                       250,880
 4,200	General Mills	                       239,400
 6,600	McCormick	                       250,206
 7,200	Sysco Corp.	                       224,712
                                            ----------
		                               965,198
                                            ----------
	Forest Products: 1.9%
 4,685	Potlatch Forest	                       208,201
 3,400	Weyerheauser	                       250,716
                                            ----------
		                               458,917
                                            ----------



		                                MARKET
SHARES	COMPANY	                                 VALUE

	Indexes & Sector Funds: 6.8%
 7,200	Health Care SPDR Fund	              $254,232
 8,500	Financial SPDR Fund	               245,905
 8,000	Standard & Poor 500 Trust  	     1,169,680
                                            ----------
		                             1,669,817
                                            ----------
	Insurance: 1.0%
 5,800	Zenith National Insurance	       259,434
                                            ----------
	Internet Services: 1.0%
 7,800	Ebay*	                               258,882
                                            ----------
	Machinery/Tools: 5.6%
 7,000 	Albany International	               259,700
 11,400 Brunswick	                       194,370
 7,000 	Deere & Co.	                       651,840
 6,400 	Pall Corp.	                       258,048
                                            ----------
		                             1,363,958
                                            ----------
	Medical: 1.0%
 3,400 	Millipore*	                       248,812
                                            ----------
	Misc./Diversified: 8.2%
 5,000	Cooper Industries	               264,400
11,500	Corning	                               275,885
 6,200	Honeywell	                       381,734
 4,700	ITT Industries	                       310,388
 6,325	Leucadia National	               297,908
 3,300	PPG Industries	                       231,759
 3,300	Waste Connections*	               244,110
                                            ----------
		                             2,006,184
                                            ----------
	Office Equipment: 1.2%
17,500	Xerox	                               283,325
                                            ----------
	Oil/Energy: 6.8%
 3,600	Apache Corp.	                       387,144
 6,700	Cabot Oil & Gas	                       270,479
 4,900	Murphy Oil	                       415,716
 7,000	National Fuel Gas	               326,760
 3,700	Sunoco	                               268,028
                                            ----------
		                             1,668,127
                                            ----------
	Precision Instruments: 1.9%
 8,300	Thermo Fisher Scientific*      	       478,744
                                            ----------
	Publishing: 1.2%
 8,000	R.R. Donnelley & Sons	               301,920
                                            ----------
	Railroads: 1.0%
 7,000	Kansas City Southern*	               240,310
                                            ----------
	Restaurants: 1.2%
 5,000	McDonalds	                       294,550
                                            ----------
	Retail: 2.2%
13,500	Gap Inc.	                       287,280
 5,400	Walmart	                               256,662
                                            ----------
		                               543,942
                                            ----------
	Transportation/Trucking: 0.9%
 4,600	Ryder System	                       216,246
                                            ----------

TOTAL COMMON STOCKS:
(COST	$18,439,398)	                    21,434,059
                                            ----------
CASH EQUIVALENTS & RECEIVABLES: 13.3%
   Cash		                               129,114
   JP Morgan Prime Money Market Fund         3,101,799
   Dividends and interest receivable	        38,317
                                            ----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES	     3,269,230
                                            ----------
TOTAL ASSETS		                    24,703,289
LIABILITIES: Payable to broker (0.6)%	      (143,080)
                                            ----------
NET ASSETS: 100.0%		           $24,560,209
                                            ==========
VOLUMETRIC SHARES OUTSTANDING		     1,357,260
                                            ----------
NET ASSET VALUE PER SHARE	    	        $18.10
                                            ==========

*  Non-income producing security





                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2007


INVESTMENT INCOME
  Dividends.........................................$   325,626
  Interest..........................................    128,890
                                                     ----------
     TOTAL INVESTMENT INCOME........................    454,516
                                                     ----------
EXPENSES
  Management fee (Note 2)...........................    489,323
                                                     ----------
  NET INVESTMENT LOSS ...............................   (34,807)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................    652,041
  Change in unrealized appreciation of investments
     Beginning of year............... $ 2,835,231
     End of year........................2,994,661
                                      -----------
     Decrease in unrealized appreciation...........     159,430
                                                    ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..     811,471
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................    $ 776,664
                                                   =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2007       12/31/2006
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $  (34,807)         (24,578)
Net realized gain on investments.................    652,041         1,972,159
Increase (decrease)in unrealized appreciation....    159,430          (461,533)
                                                  -----------       ----------
   NET INCREASE IN NET ASSETS
      FROM OPERATIONS............................    776,664         1,486,048
                                                  -----------       ----------
DISTRIBUTION TO SHAREHOLDERS (NOTE 1d)...........
From net realized gain on investments              (1,974,435)      (1,680,230)
                                                   ----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)                 1,428,691          329,228
                                                   ----------      -----------
NET INCREASE IN NET ASSETS.......................    230,920           135,046
NET ASSETS:
    BEGINNING OF YEAR............................  24,329,289       24,194,243
                                                  -----------     ------------
    END OF YEAR................................. $ 24,560,209      $24,329,289
                                                 ============     ============


                   See notes to financial statements






NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)	Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Securities transactions are recorded on a trade date basis.

b)	Securities Transactions and Investment Income: Realized gains and losses are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c)	Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

d)	Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. During the years ending December 31, 2007 and 2006, the Board of Directors declared the following distributions.

                                    2007			2006
                                    ----                        ----
         Record Date		December 31, 2007	December 29, 2006
         Ex-Dividend Date	January 2, 2008		January 2,2007
         Payment Date		January 2, 2008		January 2, 2007
         Distribution		$ 0.48 per share	$ 1.55 per share

The Fund may periodically make reclassifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Accordingly, at December 31, 2007, a reclassification was recorded to decrease net investment loss by $34,807.

e)	Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.


2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment advisor.


3. Capital Stock Transactions

At December 31, 2007, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

                               Year Ended               Year Ended
                            December 31, 2007        December 31, 2006

	                   Shares      Amount      Shares         Amount
                           -------    ---------   -------     ----------
 Shares sold	            39,113    $ 717,740	   33,444    $  621,852
 Distributions reinvested  111,558    1,957,839	   92,909     1,668,639
                           -------    ---------   -------     ----------
	                   150,671    2,675,579	  126,353     2,290,491
 Shares redeemed 	   (67,240)  (1,246,888) (106,427)   (1,961,263)
                           -------    ---------   -------     ----------
 Net increase         	    83,431   $1,428,691	   19,926      $329,228
                           =======   ==========   =======     =========


4. Purchases and Sales of Investment Securities

For the year ended December 31, 2007, purchases and sales of securities were $31,399,643 and $33,247,366, respectively. At December 31, 2007, the cost of investments for Federal income tax purposes was $18,439,398. Accumulated net unrealized appreciation on investments was $2,994,661 consisting of $3,395,444 gross unrealized appreciation and $400,783 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2006, net assets consisted of:

Net capital paid in on shares of stock........................   20,922,753
Accumulated net unrealized appreciation of investments........    2,994,661
Accumulated net realized gain on investments..................      642,795
                                                                -----------
                                                                $24,560,209
                                                                ===========

As of December 31, 2006, the components of the distributable earnings on a tax basis were as follows.

Undistributed ordinary income                     0
Undistributed long-term capital gains       642,795
                                         ----------
Tax accumulated earnings                    642,795
Accumulated capital                      20,922,753
Unrealized appreciation                   2,994,661
                                         ----------
Book accumulated earnings              $ 24,560,209
                                       ============

As of December 31, 2007, the components of the distributable earnings on a tax basis were as follows.

Undistributed ordinary income			    0
Undistributed long-term capital gains  	      642,795
                                              -------
Tax accumulated earnings 		      642,795
Accumulated capital		           20,922,753
Unrealized appreciation                     2,994,661
                                          -----------
Book accumulated earnings                $ 24,560,209
                                          ===========

6. New Accounting Standards

In June 2006, the Financial Accounting Standards Board ('FASB') issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ('FIN 48'). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months making it effective June 29, 2007. The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, as of December 31, 2007. As a result of the implementation of Interpretation 48, there was no impact to the Fund.

In September 2006 and February 2007, the Financial Accounting Standards Board (FASB') issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ('FAS 157') and Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Liabilities ('FAS 159'). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurements. FAS 159 permit entities to choose to measure many financial instruments and certain other items at fair value. The provisions of FAS 157 and FAS 159 are effective for fiscal years beginning after November 15, 2007. Management is currently assessing the impact of FAS 157 and FAS 159, if any, on the Fund's financial statements and intends for the Fund to adopt the FAS 157 and FAS 159 provisions during 2008.





REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Shareholders and Board of Directors
Volumetric Fund, Inc.
Pearl River, New York


We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the Fund), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


		        /s/ BKD, LLP


Houston, Texas
February 8, 2008







DIRECTORS

         The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.


                              Interested Directors


  Director                  Occupation                               Age  Director

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio       71   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Irene J. Zawitkowski       President, Co-Founder,Portfolio Co-Manager 54   1978
Volumetric Fund,Inc.       and Secretary of the Fund. Officer in
87 Violet Drive            various capacities since 1978. Also, Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman,Northeast Securities, Inc.   69   1987
Northeast Securities, Inc. since 2001, Chairman Xethanol Corp since
100 Wall Street            2006. Member of the Fund's Goverance
New York NY 10005          & Nominating committee.


Joseph Haeupl              Engineering consultants to the chemical    62   2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Audit committee.

Allan A Samuels            CEO and President of Rockland Business     69  2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Member of the Fund's
                           Governanace and Nominating Committee.

Raymond T. Mundy           Private practice of law since 1982. He is   64  2006
332 Route 306              also an Adjunct Professor of Philosophy and
Mountain Lakes, NJ 07046   Business Ethics at Rockland Community
                           College, Sufern NY. Memeber of the Fund's
                           Audit Committee.

Stephen J. Samitt          Principal, Briggs Bunting & Dougherty,      66  1996
87 Violet Drive            LLP, certified public accountants, since
Pearl River, NY 10965      1997. Previously, Partner, Tait, Weller &
                           Baker a full service public accounting firm.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.    61  1983
SQ Ventures, LLC           Previously, Vice President of Davos
70 Kinderkamack Road       Chemical Company from 1972 until 2002.
Emerson, NJ 07630          Memeber of the Fund's audit committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.  57  1995
R. Sheridan Financial      insurance and financial services. Vice
19 E Washington Ave        President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Chairman of the Fund's Goverance &
                           Nominating Commiettee.







INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2007 (Unaudited)

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2007 ' December 31, 2007.

        The table illustrates your fund's costs in two ways.

         Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $6,500 account value divided by $1,000 = 6.5), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

         Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

        Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.




                    Beginning      Ending         Net Expense   Expenses Paid
                  Account Value  Account Value       Ratio      During Period**
                     07/01/07      12/31/07*

Actual               $1,000       $  957.20            1.95%         $9.62
Hypothetical
       (5% Return)   $1,000       $1,015.38            1.95%         $9.91

*The actual total returns for the six-month period ended December 31, 2007, was -4.28%.

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.


PROXY AND PORTFOLIO INFORMATION

	Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year onform N-Q (previously N-30B-2). These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.



            INVESTMENT ADVISOR and TRANSFER AGENT

                Volumetric Advisers, Inc.
                    87 Violet Drive
                 Pearl River, NY 10965


                     CUSTODIAN

               JP Morgan Chase, N.A.
                 345 Park Avenue
                New York, NY 10154


            IRA AND PENSION ACCOUNTS TRUSTEE

                Principal Trust Company
                    P.O. Box 8963
                 Wilmington, DE 19899


              INDEPENDENT ACCOUNTANTS

                     BKD, LLP
           2800 Post Oak Blvd., Suite 3200
                Houston, Texas 77056



	This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.









Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
-----------------------
Transfer Agent
---------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
----------

J.P. Morgan Chase, N.A.
New York, New York

Independent Auditors
---------------------

BKD, LLP
Houston, Texas

Board of Directors
------------------
William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haeupl
Raymond T. Mundy
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
---------

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer